UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (date of earliest event reported) November 10, 2004

DEVCON INTERNATIONAL CORPORATION

(Exact name of registrant as specified in its charter)

Florida

(State or other jurisdiction of incorporation)

000-07152	59-0671992
(Commission File Number)	(IRS Employer Identification No.)

1350 East Newport Center Drive, Suite 201

Deerfield Beach, Florida 33442

(Address of principal executive offices, including Zip Code)

Registrant’s telephone number, including area code (954) 429-1500

N/A

(Former name or former address, if changed since last report)

Check the appropriate box if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition

On November 10, 2004, the Registrant issued a press release reporting its financial results for the quarter and nine months ended September 30, 2004. A copy of the Registrant’s press release is attached hereto as Exhibit 99.1 and is hereby incorporated by reference.

Item 7.01. Regulation FD Disclosure

On November 10, 2004, the Registrant issued a press release reporting its financial results for the quarter and nine months ended September 30, 2004. A copy of the Registrant’s press release is attached hereto as Exhibit 99.1 and is hereby incorporated by reference.

Item 9.01. Financial Statements and Exhibits

99.1 Press Release dated November 10, 2004.

Limitation on Incorporation by Reference

In accordance with general instruction B.2 of Form 8-K, the information in this report (including the exhibit) is furnished pursuant to Item 9 and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended or otherwise subject to liabilities of that section. This report will not be deemed an admission as to the materiality of any information in the report that is required to be disclosed solely by Regulation FD.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DEVCON INTERNATIONAL CORP.

Dated: November 12, 2004	By:	/s/ Jan Norelid
	Name:	Jan Norelid
	Title:	VP Finance and Chief Financial Officer

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EXHIBIT INDEX

Exhibit No.	Description
99.1	Press release dated November 10, 2004

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